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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-53654) of Cross Media Marketing Corporation of our report dated March 27, 2001, relating to the consolidated financial statements of LifeMinders, Inc., which are incorporated by reference in the Current Report on Form 8-K of Cross Media Corporation.


                                    /s/ PricewaterhouseCoopers LLP
                                    --------------------------------------------


McLean, Virginia
October 29, 2001